SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
WESTERN DIGITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 10, 2011.

WESTERN DIGITAL CORPORATION

3355 MICHELSON DRIVE, SUITE 100
IRVINE, CA 92612

Meeting Information
Meeting Type:           Annual Meeting
For holders as of:    September 16, 2011
Date:   November 10, 2011      Time:   8:00 a.m., PST

Location:	Hyatt Regency Irvine 17900 Jamboree Road Irvine, CA 92614
Directions: 1-949-975-1234
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT                     2011 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX   (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 27, 2011 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Voting Deadline: If you vote by Internet or Mail, your vote must be received by 11:59 PM Eastern Time on November 9, 2011. Participants in the Western Digital 401(k) Plan must provide voting instructions for the shares in their plan account by 11:59 PM Eastern Time on November 7, 2011 to allow sufficient time for the plan trustee to vote the shares prior to the meeting.

Voting Items
The Board of Directors recommends a vote FOR each of the following nominees:

1.	Election of Directors

1a.	Kathleen A. Cote

1b.	John F. Coyne

1c.	Henry T. DeNero

1d.	William L. Kimsey

1e.	Michael D. Lambert

1f.	Len J. Lauer

1g.	Matthew E. Massengill

1h.	Roger H. Moore

1i.	Thomas E. Pardun

1j.	Arif Shakeel

The Board of Directors recommends a vote FOR Proposal 2:
2.	To approve on an advisory basis the named executive officer compensation in the proxy statement.
The Board of Directors recommends a vote for 1 YEAR on Proposal 3:
3.	To approve on an advisory basis the frequency of future advisory votes on named executive officer compensation.
The Board of Directors recommends a vote FOR Proposal 4:
4.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Western Digital Corporation for the fiscal year ending June 29, 2012.